Exhibit 99.1
LKQ CORPORATION
Segment Information
Recast for Change in Business Segments
(unaudited)
2021

	Three Months Ended								Year Ended
($ in thousands)	March 31, 2021		June 30, 2021		September 30, 2021		December 31, 2021		December 31, 2021
Revenue
Wholesale - North America	$1,050,644		$1,119,104		$1,111,130		$1,097,343		$4,378,221
Europe	1,463,453		1,576,661		1,525,274		1,496,560		6,061,948
Specialty	458,939		532,279		465,842		410,237		1,867,297
Self Service	199,049		208,590		195,835		183,125		786,599
Eliminations	(1,299)		(1,520)		(1,470)		(1,272)		(5,561)
Total revenue	$3,170,786		$3,435,114		$3,296,611		$3,185,993		$13,088,504
Segment EBITDA		% of Revenue		% of Revenue		% of Revenue		% of Revenue		% of Revenue
Wholesale - North America	$193,649	18.4%	$219,487	19.6%	$189,525	17.1%	$166,763	15.2%	$769,424	17.6%
Europe	140,958	9.6%	168,106	10.7%	175,093	11.5%	133,668	8.9%	617,825	10.2%
Specialty	61,482	13.4%	79,399	14.9%	51,644	11.1%	30,624	7.5%	223,149	12.0%
Self Service	55,518	27.9%	56,699	27.2%	36,057	18.4%	26,767	14.6%	175,041	22.3%
Total Segment EBITDA	$451,607	14.2%	$523,691	15.2%	$452,319	13.7%	$357,822	11.2%	$1,785,439	13.6%

2020

	Three Months Ended								Year Ended
($ in thousands)	March 31, 2020		June 30, 2020		September 30, 2020		December 31, 2020		December 31, 2020
Revenue
Wholesale - North America	$1,134,867		$881,699		$1,015,427		$1,007,884		$4,039,877
Europe	1,363,594		1,211,185		1,484,099		1,433,306		5,492,184
Specialty	348,582		404,874		400,429		355,110		1,508,995
Self Service	155,328		129,696		148,814		158,624		592,462
Eliminations	(1,436)		(1,131)		(1,085)		(1,036)		(4,688)
Total revenue	$3,000,935		$2,626,323		$3,047,684		$2,953,888		$11,628,830
Segment EBITDA		% of Revenue		% of Revenue		% of Revenue		% of Revenue		% of Revenue
Wholesale - North America	$176,263	15.5%	$131,237	14.9%	$180,129	17.7%	$177,535	17.6%	$665,164	16.5%
Europe	78,262	5.7%	89,387	7.4%	136,165	9.2%	123,768	8.6%	427,582	7.8%
Specialty	32,232	9.2%	52,233	12.9%	48,340	12.1%	29,868	8.4%	162,673	10.8%
Self Service	35,175	22.6%	18,317	14.1%	24,828	16.7%	35,020	22.1%	113,340	19.1%
Total Segment EBITDA	$321,932	10.7%	$291,174	11.1%	$389,462	12.8%	$366,191	12.4%	$1,368,759	11.8%

2019

	Three Months Ended								Year Ended
($ in thousands)	March 31, 2019		June 30, 2019		September 30, 2019		December 31, 2019		December 31, 2019
Revenue
Wholesale - North America	$1,179,455		$1,183,430		$1,167,594		$1,152,013		$4,682,492
Europe	1,445,541		1,516,240		1,451,483		1,424,860		5,838,124
Specialty	353,737		411,636		395,314		303,355		1,464,042
Self Service	122,854		138,336		134,553		131,059		526,802
Eliminations	(1,284)		(1,469)		(1,171)		(1,427)		(5,351)
Total revenue	$3,100,303		$3,248,173		$3,147,773		$3,009,860		$12,506,109
Segment EBITDA		% of Revenue		% of Revenue		% of Revenue		% of Revenue		% of Revenue
Wholesale - North America	$166,128	14.1%	$175,744	14.9%	$157,833	13.5%	$163,582	14.2%	$663,287	14.2%
Europe	105,298	7.3%	116,281	7.7%	124,712	8.6%	107,929	7.6%	454,220	7.8%
Specialty	37,959	10.7%	52,367	12.7%	45,464	11.5%	25,394	8.4%	161,184	11.0%
Self Service	10,508	8.6%	14,304	10.3%	8,477	6.3%	16,381	12.5%	49,670	9.4%
Total Segment EBITDA	$319,893	10.3%	$358,696	11.0%	$336,486	10.7%	$313,286	10.4%	$1,328,361	10.6%

The following unaudited tables compare certain third party revenue categories:

	Year Ended
	December 31,			2021 vs. 2020		2020 vs. 2019
($ in thousands)	2021	2020	2019	$ Change	% Change	$ Change	% Change
Wholesale - North America	$4,036,577	$3,785,127	$4,409,098	$251,450	6.6%	$(623,971)	(14.2%)
Europe	6,033,396	5,470,159	5,817,547	563,237	10.3%	(347,388)	(6.0%)
Specialty	1,863,917	1,505,340	1,459,396	358,577	23.8%	45,944	3.1%
Self Service	206,626	203,087	191,805	3,539	1.7%	11,282	5.9%
Parts and services	12,140,516	10,963,713	11,877,846	1,176,803	10.7%	(914,133)	(7.7%)

Wholesale - North America	339,465	253,717	272,689	85,748	33.8%	(18,972)	(7.0%)
Europe	28,552	22,025	20,577	6,527	29.6%	1,448	7.0%
Self Service	579,971	389,375	334,997	190,596	49.0%	54,378	16.2%
Other	947,988	665,117	628,263	282,871	42.5%	36,854	5.9%
Total	$13,088,504	$11,628,830	$12,506,109	$1,459,674	12.6%	$(877,279)	(7.0%)

	Year Ended				Year Ended
	December 31, 2021 vs 2020				December 31, 2020 vs 2019
	Revenue Change Attributable to:				Revenue Change Attributable to:
	Organic (1)	Acquisition and Divestiture	Foreign Exchange	Total Change (2)	Organic (1)	Acquisition and Divestiture	Foreign Exchange	Total Change (2)
Wholesale - North America	5.8%	0.4%	0.4%	6.6%	(13.7%)	(0.3%)	(0.1%)	(14.2%)
Europe	6.2%	(0.4%)	4.6%	10.3%	(6.1%)	(0.9%)	1.1%	(6.0%)
Specialty	20.2%	3.0%	0.6%	23.8%	3.0%	0.3%	(0.1%)	3.1%
Self Service	1.7%	—%	—%	1.7%	5.2%	0.7%	—%	5.9%
Parts and services	7.9%	0.3%	2.5%	10.7%	(7.6%)	(0.5%)	0.5%	(7.7%)

Wholesale - North America	33.3%	0.1%	0.4%	33.8%	(6.8%)	—%	(0.1%)	(7.0%)
Europe	24.1%	—%	5.5%	29.6%	5.4%	—%	1.6%	7.0%
Self Service	49.0%	—%	—%	49.0%	15.5%	0.7%	—%	16.2%
Other	42.3%	—%	0.2%	42.5%	5.5%	0.4%	—%	5.9%
Total	9.8%	0.3%	2.4%	12.6%	(7.0%)	(0.5%)	0.4%	(7.0%)

	Three Months Ended
	March 31,			2021 vs. 2020		2020 vs. 2019
($ in thousands)	2021	2020	2019	$ Change	% Change	$ Change	% Change
Wholesale - North America	$968,309	$1,058,433	$1,108,839	$(90,124)	(8.5%)	$(50,406)	(4.5%)
Europe	1,455,370	1,357,969	1,440,841	97,401	7.2%	(82,872)	(5.8%)
Specialty	457,959	347,406	352,556	110,553	31.8%	(5,150)	(1.5%)
Self Service	50,128	48,909	46,859	1,219	2.5%	2,050	4.4%
Parts and services	2,931,766	2,812,717	2,949,095	119,049	4.2%	(136,378)	(4.6%)

Wholesale - North America	82,016	76,174	70,513	5,842	7.7%	5,661	8.0%
Europe	8,083	5,625	4,700	2,458	43.7%	925	19.7%
Self Service	148,921	106,419	75,995	42,502	39.9%	30,424	40.0%
Other	239,020	188,218	151,208	50,802	27.0%	37,010	24.5%
Total	$3,170,786	$3,000,935	$3,100,303	$169,851	5.7%	$(99,368)	(3.2%)

	Three Months Ended				Three Months Ended
	March 31, 2021 vs 2020				March 31, 2020 vs 2019
	Revenue Change Attributable to:				Revenue Change Attributable to:
	Organic (1)	Acquisition and Divestiture	Foreign Exchange	Total Change (2)	Organic (1)	Acquisition and Divestiture	Foreign Exchange	Total Change (2)
Wholesale - North America	(8.9%)	—%	0.4%	(8.5%)	(4.4%)	—%	(0.1%)	(4.5%)
Europe	0.3%	(1.4%)	8.3%	7.2%	(3.4%)	0.1%	(2.5%)	(5.8%)
Specialty	30.9%	0.4%	0.5%	31.8%	(1.4%)	0.1%	(0.1%)	(1.5%)
Self Service	2.5%	—%	—%	2.5%	2.1%	2.3%	—%	4.4%
Parts and services	0.6%	(0.6%)	4.2%	4.2%	(3.5%)	0.1%	(1.3%)	(4.6%)

Wholesale - North America	7.2%	—%	0.5%	7.7%	8.1%	—%	(0.1%)	8.0%
Europe	33.1%	—%	10.6%	43.7%	22.8%	—%	(3.1%)	19.7%
Self Service	39.9%	—%	—%	39.9%	37.3%	2.8%	—%	40.0%
Other	26.6%	—%	0.4%	27.0%	23.2%	1.4%	(0.1%)	24.5%
Total	2.3%	(0.6%)	4.0%	5.7%	(2.2%)	0.2%	(1.2%)	(3.2%)

	Three Months Ended
	June 30,			2021 vs. 2020		2020 vs. 2019
($ in thousands)	2021	2020	2019	$ Change	% Change	$ Change	% Change
Wholesale - North America	$1,024,699	$837,760	$1,115,526	$186,939	22.3%	$(277,766)	(24.9%)
Europe	1,569,697	1,206,330	1,510,952	363,367	30.1%	(304,622)	(20.2%)
Specialty	531,403	404,002	410,263	127,401	31.5%	(6,261)	(1.5%)
Self Service	52,472	55,066	49,956	(2,594)	(4.7%)	5,110	10.2%
Parts and services	3,178,271	2,503,158	3,086,697	675,113	27.0%	(583,539)	(18.9%)

Wholesale - North America	93,761	43,680	67,808	50,081	114.7%	(24,128)	(35.6%)
Europe	6,964	4,855	5,288	2,109	43.4%	(433)	(8.2%)
Self Service	156,118	74,630	88,380	81,488	109.2%	(13,750)	(15.6%)
Other	256,843	123,165	161,476	133,678	108.5%	(38,311)	(23.7%)
Total	$3,435,114	$2,626,323	$3,248,173	$808,791	30.8%	$(621,850)	(19.1%)

	Three Months Ended				Three Months Ended
	June 30, 2021 vs 2020				June 30, 2020 vs 2019
	Revenue Change Attributable to:				Revenue Change Attributable to:
	Organic (1)	Acquisition and Divestiture	Foreign Exchange	Total Change (2)	Organic (1)	Acquisition and Divestiture	Foreign Exchange	Total Change (2)
Wholesale - North America	21.3%	0.2%	0.8%	22.3%	(24.0%)	(0.7%)	(0.2%)	(24.9%)
Europe	20.7%	(0.9%)	10.3%	30.1%	(16.6%)	(0.7%)	(2.9%)	(20.2%)
Specialty	30.1%	0.4%	1.1%	31.5%	(1.4%)	0.3%	(0.4%)	(1.5%)
Self Service	(4.7%)	—%	—%	(4.7%)	9.8%	0.4%	—%	10.2%
Parts and services	21.9%	(0.3%)	5.4%	27.0%	(16.8%)	(0.5%)	(1.5%)	(18.9%)

Wholesale - North America	113.9%	0.1%	0.7%	114.7%	(35.4%)	—%	(0.2%)	(35.6%)
Europe	31.7%	—%	11.7%	43.4%	(4.9%)	—%	(3.3%)	(8.2%)
Self Service	109.2%	—%	—%	109.2%	(15.8%)	0.2%	—%	(15.6%)
Other	108.0%	—%	0.5%	108.5%	(23.7%)	0.1%	(0.1%)	(23.7%)
Total	25.9%	(0.3%)	5.2%	30.8%	(17.2%)	(0.5%)	(1.5%)	(19.1%)

	Three Months Ended
	September 30,			2021 vs. 2020		2020 vs. 2019
($ in thousands)	2021	2020	2019	$ Change	% Change	$ Change	% Change
Wholesale - North America	$1,024,756	$955,228	$1,096,596	$69,528	7.3%	$(141,368)	(12.9%)
Europe	1,519,682	1,479,174	1,446,392	40,508	2.7%	32,782	2.3%
Specialty	465,027	399,554	394,204	65,473	16.4%	5,350	1.4%
Self Service	51,843	51,773	48,806	70	0.1%	2,967	6.1%
Parts and services	3,061,308	2,885,729	2,985,998	175,579	6.1%	(100,269)	(3.4%)

Wholesale - North America	85,719	59,989	70,937	25,730	42.9%	(10,948)	(15.4%)
Europe	5,592	4,925	5,091	667	13.6%	(166)	(3.3%)
Self Service	143,992	97,041	85,747	46,951	48.4%	11,294	13.2%
Other	235,303	161,955	161,775	73,348	45.3%	180	0.1%
Total	$3,296,611	$3,047,684	$3,147,773	$248,927	8.2%	$(100,089)	(3.2%)

	Three Months Ended				Three Months Ended
	September 30, 2021 vs 2020				September 30, 2020 vs 2019
	Revenue Change Attributable to:				Revenue Change Attributable to:
	Organic (1)	Acquisition and Divestiture	Foreign Exchange	Total Change (2)	Organic (1)	Acquisition and Divestiture	Foreign Exchange	Total Change (2)
Wholesale - North America	6.2%	0.7%	0.4%	7.3%	(12.1%)	(0.7%)	(0.1%)	(12.9%)
Europe	0.1%	—%	2.6%	2.7%	(0.7%)	(1.5%)	4.5%	2.3%
Specialty	13.7%	2.1%	0.6%	16.4%	1.1%	0.3%	(0.1%)	1.4%
Self Service	0.1%	—%	—%	0.1%	6.1%	—%	—%	6.1%
Parts and services	4.0%	0.5%	1.5%	6.1%	(4.5%)	(1.0%)	2.1%	(3.4%)

Wholesale - North America	42.3%	0.3%	0.3%	42.9%	(15.4%)	—%	(0.1%)	(15.4%)
Europe	10.9%	—%	2.6%	13.6%	(8.8%)	—%	5.5%	(3.3%)
Self Service	48.4%	—%	—%	48.4%	13.2%	—%	—%	13.2%
Other	45.1%	0.1%	0.1%	45.3%	(0.1%)	—%	0.2%	0.1%
Total	6.2%	0.5%	1.5%	8.2%	(4.3%)	(0.9%)	2.0%	(3.2%)

	Three Months Ended
	December 31,			2021 vs. 2020		2020 vs. 2019
($ in thousands)	2021	2020	2019	$ Change	% Change	$ Change	% Change
Wholesale - North America	$1,018,813	$933,706	$1,088,137	$85,107	9.1%	$(154,431)	(14.2%)
Europe	1,488,647	1,426,686	1,419,362	61,961	4.3%	7,324	0.5%
Specialty	409,528	354,378	302,373	55,150	15.6%	52,005	17.2%
Self Service	52,183	47,339	46,184	4,844	10.2%	1,155	2.5%
Parts and services	2,969,171	2,762,109	2,856,056	207,062	7.5%	(93,947)	(3.3%)

Wholesale - North America	77,967	73,874	63,431	4,093	5.5%	10,443	16.5%
Europe	7,913	6,620	5,498	1,293	19.5%	1,122	20.4%
Self Service	130,942	111,285	84,875	19,657	17.7%	26,410	31.1%
Other	216,822	191,779	153,804	25,043	13.1%	37,975	24.7%
Total	$3,185,993	$2,953,888	$3,009,860	$232,105	7.9%	$(55,972)	(1.9%)

	Three Months Ended				Three Months Ended
	December 31, 2021 vs 2020				December 31, 2020 vs 2019
	Revenue Change Attributable to:				Revenue Change Attributable to:
	Organic (1)	Acquisition and Divestiture	Foreign Exchange	Total Change (2)	Organic (1)	Acquisition and Divestiture	Foreign Exchange	Total Change (2)
Wholesale - North America	8.2%	0.6%	0.2%	9.1%	(14.3%)	0.1%	0.1%	(14.2%)
Europe	5.7%	0.5%	(1.8%)	4.3%	(3.1%)	(1.8%)	5.4%	0.5%
Specialty	5.7%	9.6%	0.3%	15.6%	16.6%	0.5%	0.1%	17.2%
Self Service	10.2%	—%	—%	10.2%	2.5%	—%	—%	2.5%
Parts and services	6.6%	1.7%	(0.8%)	7.5%	(5.2%)	(0.8%)	2.7%	(3.3%)

Wholesale - North America	5.2%	0.1%	0.2%	5.5%	16.6%	—%	(0.1%)	16.5%
Europe	20.8%	—%	(1.2%)	19.5%	13.6%	—%	6.8%	20.4%
Self Service	17.7%	—%	—%	17.7%	31.1%	—%	—%	31.1%
Other	13.1%	—%	—%	13.1%	24.4%	—%	0.2%	24.7%
Total	7.0%	1.6%	(0.8%)	7.9%	(3.7%)	(0.8%)	2.6%	(1.9%)

(1) We define organic revenue growth as total revenue growth from continuing operations excluding the effects of acquisitions and divestitures (i.e., revenue generated from the date of acquisition to the first anniversary of that acquisition, net of reduced revenue due to the disposal of businesses) and foreign currency movements (i.e., impact of translating revenue at prior period exchange rates). Organic revenue growth includes incremental sales from both existing and new (i.e., opened within the last twelve months) locations and is derived from expanding business with existing customers, securing new customers and offering additional products and services. We believe that organic revenue growth is a key performance indicator as this statistic measures our ability to serve and grow our customer base successfully.

(2) The sum of the individual revenue change components may not equal the total percentage change due to rounding.

The following unaudited table reconciles Net Income to EBITDA and Segment EBITDA:

2021

	Three Months Ended				Year Ended
(In thousands)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	December 31, 2021
Net income	$266,332	$305,008	$284,006	$236,778	$1,092,124
Less: net income (loss) attributable to continuing noncontrolling interest	419	384	(49)	497	1,251
Net income attributable to LKQ stockholders	265,913	304,624	284,055	236,281	1,090,873
Subtract:
Net income from discontinued operations	—	—	—	648	648
Net income from continuing operations attributable to LKQ stockholders	265,913	304,624	284,055	235,633	1,090,225
Add:
Depreciation and amortization	65,801	64,896	63,995	65,300	259,992
Depreciation and amortization - cost of goods sold	5,615	5,649	5,947	5,888	23,099
Depreciation and amortization - restructuring expenses (1)	181	198	408	125	912
Interest expense, net of interest income	24,179	16,172	15,427	14,514	70,292
Loss on debt extinguishment	—	23,564	—	—	23,564
Provision for income taxes	92,969	107,719	89,340	40,563	330,591
EBITDA	454,658	522,822	459,172	362,023	1,798,675
Subtract:
Equity in earnings of unconsolidated subsidiaries	5,819	3,478	7,731	5,909	22,937
Equity investment fair value adjustments	4,739	1,061	2,445	2,596	10,841
Add:
Restructuring and acquisition related expenses (1)	7,704	4,871	2,117	4,707	19,399
Restructuring expenses - cost of goods sold	(163)	—	—	256	93
Loss (gain) on disposal of businesses and impairment of net assets held for sale	15	(597)	822	(212)	28
Change in fair value of contingent consideration liabilities	(49)	1,134	384	(447)	1,022
Segment EBITDA	$451,607	$523,691	$452,319	$357,822	$1,785,439
(1) The sum of these two captions represents the total amount that is reported in Restructuring and acquisition related expenses in our Unaudited Consolidated Statements of Income.

2020

	Three Months Ended				Year Ended
(In thousands)	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	December 31, 2020
Net income	$145,979	$118,770	$193,931	$181,734	$640,414
Less: net income (loss) attributable to continuing noncontrolling interest	740	(22)	448	722	1,888
Less: net income attributable to discontinued noncontrolling interest	103	—	—	—	103
Net income attributable to LKQ stockholders	145,136	118,792	193,483	181,012	638,423
Subtract:
Net (loss) income from discontinued operations	(915)	277	—	543	(95)
Net income attributable to discontinued noncontrolling interest	(103)	—	—	—	(103)
Net income from continuing operations attributable to LKQ stockholders	146,154	118,515	193,483	180,469	638,621
Add:
Depreciation and amortization	65,495	65,747	68,655	72,395	272,292
Depreciation and amortization - cost of goods sold	5,085	4,010	7,067	5,510	21,672
Depreciation and amortization - restructuring expenses (1)	799	3,173	605	956	5,533
Interest expense, net of interest income	25,931	25,616	25,182	25,145	101,874
Loss on debt extinguishment	12,751	—	—	—	12,751
Provision for income taxes	60,411	41,869	78,510	68,708	249,498
EBITDA	316,626	258,930	373,502	353,183	1,302,241
Subtract:
Equity in earnings of unconsolidated subsidiaries	516	(2,649)	4,113	3,032	5,012
Add:
Restructuring and acquisition related expenses (1)	6,171	21,777	19,890	12,792	60,630
Restructuring expenses - cost of goods sold	(4)	5,665	833	647	7,141
(Gain) loss on disposal of businesses and impairment of net assets held for sale	(249)	2,485	(503)	1,441	3,174
Change in fair value of contingent consideration liabilities	(96)	(332)	(147)	1,160	585
Segment EBITDA	$321,932	$291,174	$389,462	$366,191	$1,368,759
(1) The sum of these two captions represents the total amount that is reported in Restructuring and acquisition related expenses in our Unaudited Consolidated Statements of Income.

2019

	Three Months Ended				Year Ended
(In thousands)	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Net income	$99,063	$152,105	$152,593	$141,273	$545,034
Less: net income (loss) attributable to continuing noncontrolling interest	1,015	1,352	(46)	479	2,800
Less: net income attributable to discontinued noncontrolling interest	—	192	376	406	974
Net income attributable to LKQ stockholders	98,048	150,561	152,263	140,388	541,260
Subtract:
Net income from discontinued operations	—	398	781	440	1,619
Net income attributable to discontinued noncontrolling interest	—	(192)	(376)	(406)	(974)
Net income from continuing operations attributable to LKQ stockholders	98,048	150,355	151,858	140,354	540,615
Add:
Depreciation and amortization	71,002	70,834	71,513	77,421	290,770
Depreciation and amortization - cost of goods sold	5,205	5,320	5,391	5,396	21,312
Depreciation and amortization - restructuring expenses (1)	—	—	974	1,350	2,324
Interest expense, net of interest income	36,089	35,884	32,104	32,197	136,274
Gain on debt extinguishment	—	—	(128)	—	(128)
Provision for income taxes	51,550	55,825	57,747	50,208	215,330
EBITDA	261,894	318,218	319,459	306,926	1,206,497
Subtract:
Equity in (losses) earnings of unconsolidated subsidiaries	(39,549)	1,572	4,232	1,468	(32,277)
Gain due to resolution of acquisition related matter	—	—	—	12,063	12,063
Gains on bargain purchases and previously held equity interests	—	—	—	1,157	1,157
Add:
Restructuring and acquisition related expenses (1)	3,307	8,377	7,955	15,019	34,658
Restructuring expenses - cost of goods sold	—	—	17,130	3,524	20,654
Loss (gain) on disposal of businesses and impairment of net assets held for sale	15,023	33,497	(3,601)	2,183	47,102
Change in fair value of contingent consideration liabilities	120	176	(225)	322	393
Segment EBITDA	$319,893	$358,696	$336,486	$313,286	$1,328,361
(1) The sum of these two captions represents the total amount that is reported in Restructuring and acquisition related expenses in our Unaudited Consolidated Statements of Income.

We have presented EBITDA solely as a supplemental disclosure that offers investors, securities analysts and other interested parties useful information to evaluate our operating performance and the value of our business. We calculate EBITDA as net income attributable to LKQ stockholders excluding discontinued operations and discontinued noncontrolling interest, depreciation, amortization, interest (which includes gains and losses on debt extinguishment) and income tax expense. We believe EBITDA provides insight into our profitability trends and allows management and investors to analyze our operating results with the impact of continuing noncontrolling interest and without the impact of discontinued noncontrolling interest, discontinued operations, depreciation, amortization, interest (which includes gains and losses on debt extinguishment) and income tax expense. We believe EBITDA is used by investors, securities analysts and other interested parties in evaluating the operating performance and the value of other companies, many of which present EBITDA when reporting their results.

We have presented Segment EBITDA solely as a supplemental disclosure that offers investors, securities analysts and other interested parties useful information to evaluate our segment profit and loss and underlying trends in our ongoing operations. We calculate Segment EBITDA as EBITDA excluding restructuring and acquisition related expenses (which includes restructuring expenses recorded in Cost of goods sold); change in fair value of contingent consideration liabilities; other gains and losses related to acquisitions, equity method investments or divestitures; equity in losses and earnings of unconsolidated subsidiaries; equity investment fair value adjustments; and impairment charges. Our chief operating decision maker, who is our Chief Executive Officer, uses Segment EBITDA as the key measure of our segment profit or loss. We use Segment EBITDA to compare profitability among our segments and evaluate business strategies. This financial measure is included in the metrics used to determine incentive compensation for our senior management. Segment EBITDA includes revenue and expenses that are controllable by the segment. Corporate general and administrative expenses are allocated to the segments based on usage, with shared expenses apportioned based on the segment's percentage of consolidated revenue.

EBITDA and Segment EBITDA should not be construed as alternatives to operating income, net income or net cash provided by operating activities, as determined in accordance with accounting principles generally accepted in the United States. In addition, not all companies that report EBITDA or Segment EBITDA information calculate EBITDA or Segment EBITDA in the same manner as we do and, accordingly, our calculations are not necessarily comparable to similarly-named measures of other companies and may not be appropriate measures for performance relative to other companies.